Note Payable	12 Months Ended
Dec. 31, 2016
Note Payable [Abstract]
NOTE PAYABLE

Note 6 - Note Payable

In 2013, the Company was awarded a grant from the Alzheimer’s Drug Discovery Foundation (“ADDF”) totaling $205,260. The Company executed Promissory Notes (the “Notes”) which governed the terms of the repayment of the grant. The Notes have a term of four years the first installment on the notes matured on January 21, 2017 and was paid in March 2017. The second installment will become due on September 12, 2017. In the event of a change of control, the total principal amount that is outstanding under the Notes, plus all accrued and unpaid interest become immediately due and payable. The Notes include interest rates that are equal to the prime rate that is published two days prior to the issuance date of the Notes and resets on each anniversary of the Notes. Through December 31, 2016, the interest rate on each note ranged from 3.25% to 3.75% per annum. In connection with the grant award, the Company also issued to the Alzheimer’s Drug Discovery Foundation a warrant to purchase 15,596 shares of the Company’s common stock at an exercise price of $0.99. The Company determined the fair value of the warrants issued using the Black-Scholes pricing model with the assumptions discussed in Note 3 and allocated the proceeds based on the relative fair value of the debt instrument and the related warrants. The aggregate deferred debt discount related to the Note was $785. The Company amortized $196 of the debt discount during each of the years ended December 31, 2016 and 2015, respectively, using the effective interest method. The warrant expires on the 10 year anniversary of the grant date.